Exhibit (a)(1)(viii)

Login Page

Forgot Password Screen

Initial Change Password Screen- Employee will have to change password upon initial login

Welcome Page

Make My Election (Step 1 of 4)

Review My Election (Step 2 of 4)

Submit My Election (Step 3 of 4)

Print Election Confirmation (Step 4 of 4)

Printable Confirmation

Warnings:

Home Page after an Election has Been Made:

Change Password Page


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ReachLocal®
Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time
Welcome to your stock option exchange offer website!
Your login ID is your ReachLocal email address and your initial password is your 4-digit birth year plus the last 4 digits of your social security number (no spaces).
If you need your password reset please click here
Login ID:
(Not Case Sensitive)
Password:
(Case Sensitive)
ENTER
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ReachLocal®

Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time

To reset your account and/or generate a new temporary password, please enter your Login ID and answer the security question below and submit. A temporary password will be sent to your email address. Once you enter the site with the new password you will be prompted to change your password.

Enter Login ID (ReachLocal email address) ____________

What City do you live in? ____________

What Country do you live in? (Please use state abbreviation) ____________

What is your ReachLocal hire date (in mm\dd\yyyy format)? ____________

Submit

Return to Log-in Page

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Change Password - Windows Internet Explorer
https://reachlocal.equitybenefits.com/
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Change Password
Page
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Tools
ReachLocal
Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time
To change your password, fill in the fields below and then click "Update". Note that your new password must be at least 8 characters long and contain 3 of the following: an upper case letter, a lower case letter, a number, or a special character.
Enter User ID:
Enter Old Password:
Enter New Password:
Re-enter New Password:
Update
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ReachLocal®

Stock Option Exchange Program

Opens May 29, 2012

Closes June 25, 2012 at 11:59 p.m. Pacific Time

Welcome:

Home Logout

Learn

Click on any of the links below to learn more.

- Offer to Exchange
- FAQs
- Employee Presentation Materials
- Schedule TO – Tender Offer Statement
- Breakeven Calculator- Executive
- Breakeven Calculator- Non-Executive

The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.

Make My Election

You have 31 days left to elect to keep your eligible stock options or exchange one or more of them for replacement stock options pursuant to the Tender Offer.

Make/Change My Election

Need Help?

If you have questions, please email optionexchangequestions@reachlocal.com with your questions or call (972) 267-2222 ext. 212. Please allow 24 hours for a response.

Change Your Password

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https://reachlocal.equitybenefits.com/WebSite/Screens/ViewElect.a

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ReachLocal®

Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time

Welcome: Home Logout

Make My Election (Step 1 of 4)

Indicate your decision to exchange your eligible stock options identified below for replacement stock options by selecting "Yes" in the Election column.

If you do not want to exchange one or more of your eligible stock option grants, select "No" in the Election column for those particular option grants.

If you do not select "Yes" with respect to an eligible stock option grant, your election with respect to that stock option grant will remain "No" and that stock option grant will not be exchanged.

You may not tender only a portion of an eligible stock option grant.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Offer to Exchange
- FAQs
- Employee Presentation Materials
- Schedule TO – Tender Offer Statement
- Breakeven Calculator- Executive
- Breakeven Calculator- Non-Executive

Eligible Stock Options						Replacement Stock Options			
Grant Number	Type	Grant Date	Exercise Price ($)	Total Shares	Options Vested	Type	Total Shares	Options Vested	Election
									○ Yes ◉ No

Cancel | Continue

Need Help?

If you have questions, please email optionexchangequestions@reachlocal.com with your questions or call (972) 267-2222 ext. 212. Please allow 24 hours for a response.

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Confirmation - Windows Internet Explorer

https://reachlocal.equitybenefits.com/WebSite/

Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time

Welcome: Home Logout

Review My Election (Step 2 of 4)

You have made the following elections with respect to your Eligible Option Grants:

Eligible Stock Options						Replacement Stock Options			
Grant Number	Type	Grant Date	Exercise Price ($)	Total Shares	Options Vested	Type	Total Shares	Options Vested	Election
									○ Yes ◉ No

Cancel | Continue

Need Help?

If you have questions, please email optionexchangequestions@reachlocal.com with your questions or call (972) 267-2222 ext. 212. Please allow 24 hours for a response.

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Agreement - Windows Internet Explorer

https://reachlocal.equitybenefits.com/WebSite/

ReachLocal

Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time

Welcome: | Home Logout

Submit My Elections (Step 3 of 4)

I acknowledge my Election is subject to the Terms of Election.

Email Address: stockadmin@reachlocal.com

An e-mail will be sent to the e-mail address above confirming your election after you select the "I Agree" button below.

Cancel | I Agree

Need Help?

If you have questions, please email optionexchangequestions@reachlocal.com with your questions or call (972) 267-2222 ext. 212. Please allow 24 hours for a response.

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PrintConfirmation - Windows Internet Explorer

https://reachlocal.equitybenefits.com/WebSite/

ReachLocal

Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time

Welcome: Home Logout

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

If you wish to make a change to your election, click on "Return to Welcome Page" below, and then click on "View/Make My Election".

Eligible Stock Options						Replacement Stock Options			
Grant Number	Type	Grant Date	Exercise Price ($)	Total Shares	Options Vested	Type	Total Shares	Options Vested	Election
									No

Print A Confirmation | Logout | Return To Welcome Page

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Home

Stock Option Exchange Program – Election Confirmation

Your election has been recorded as follows:

Name:
Employee ID # :
Date:

Eligible Stock Options						Replacement Stock Options			
Grant Number	Type	Grant Date	Exercise Price ($)	Total Shares	Options Vested	Type	Total Shares	Options Vested	Election
									No

Please print and keep a copy of this Election Confirmation page for your records. The printed copy of this Election Confirmation will provide evidence that you submitted your election.


Welcome - Windows Internet Explorer
https://reachlocal.equitybenefits.com/WebSite/Scr
Google
Favorites
Welcome
Page
Safety
Tools
ReachLocal
Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time
Welcome:
Home Logout
Learn
Click on any of the links below to learn more.
Offer to Exchange
FAQs
Employee Presentation Materials
Schedule TO – Tender Offer Statement
Breakeven Calculator-Executive
Breakeven Calculator- Non-Executive
The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.
Make My Election
You have 31 days left to elect to keep your eligible stock options or exchange one or more of them for replacement stock options pursuant to the Tender Offer.
You elected to exchange SOME of your options.
Make/Change My Election
Print My Election Confirmation
Need Help?
If you have questions, please email optionexchangequestions@reachlocal.com with your questions or call (972) 267-2222 ext. 212. Please allow 24 hours for a response.
Change Your Password
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Change Password - Windows Internet Explorer
https://reachlocal.equitybenefits.com/WebSite/Scr
Google
Favorites
Change Password
Page
Safety
Tools
ReachLocal
Stock Option Exchange Program
Opens May 29, 2012
Closes June 25, 2012 at 11:59 p.m. Pacific Time
Welcome:
Home Logout
To change your password, fill in the fields below and then click "Update". Note that your new password must be at least 8 characters long and contain 3 of the following: an upper case letter, a lower case letter, a number, or a special character.
Enter User ID:
Enter Old Password:
Enter New Password:
Re-enter New Password:
Update
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